BODYTEL SCIENTIFIC INC.
One Independent Drive, Suite 1701, Jacksonville, Florida 32202

March 5, 2008
Marlon Vermögensverwaltungsgesellschaft GmbH
Burg Lichtenfels 1, D-35104
Lichtenfels, Germany

Dear Sirs:

Re: Letter Agreement - Acquisition of GlucoTel Scientific Inc. (“GlucoTel”)

This letter agreement (the “Letter Agreement”) sets forth our agreement with respect to the acquisition by BodyTel Scientific Inc., a Nevada corporation (“BodyTel”) of 100 shares of common stock of GlucoTel (the “Shares”), which are registered in the name of Marlon Vermögensverwaltungsgesellschaft GmbH, an entity organized under the laws of Germany (“Marlon”), which is the assignee of Safe-com GmbH & Co. KG (“Safecom”) pursuant to the transfer of April 1, 2007 between Safecom and Marlon, subject to the terms and conditions set out herein (the “Transaction”).

1.

Prior Agreements. Except as otherwise specifically provided in this Letter Agreement, upon the execution of this Letter Agreement by all parties hereto, this Letter Agreement shall supercede and replace any and all other agreements or arrangements relating to the acquisition by BodyTel of the Shares, including, but not limited to, the exercise by BodyTel of the Option to Purchase in the Shareholders Agreement dated December 6, 2006 between BodyTel (formerly sellcell.net) and Safecom.

2.

Consideration. As consideration for the acquisition of the Shares, BodyTel shall issue to Marlon 4,000,000 shares of its common stock, par value, $0.001 (the “BodyTel Shares”), subject to applicable exemptions.

3.

Financial Statements. BodyTel and Marlon understand that closing of the transactions contemplated in this Letter Agreement will require financial statements of GlucoTel in a form acceptable to meet all applicable securities law filing requirements of BodyTel and the parties agree to use their best efforts in complying with all regulatory requirements.

4.

Representations of Marlon. Marlon hereby acknowledges, represents and warrants to BodyTel as follows, and acknowledges that BodyTel is relying thereon in entering this Letter Agreement and issuing the BodyTel Shares to Safecom:

	(a)	the Shares are validly issued and outstanding as a fully paid and non-assessable share in the capital of GlucoTel;

(b)

it has all requisite corporate power and authority to execute and deliver this Letter Agreement, including, but not limited to, the Shares duly endorsed for transfer, and any other document contemplated by this Letter Agreement (collectively, the

“Marlon Documents”) to be executed by Marlon and to perform its obligations hereunder and to consummate the Transaction contemplated hereby. The execution and delivery of each of the Marlon Documents by Marlon and the consummation by Marlon of the Transaction have been duly authorized by Marlon’s board of directors or other such governing authority. No other corporate or shareholder proceedings on the part of Marlon is necessary to authorize such documents or to consummate the Transaction. This Letter Agreement has been, and the other Marlon Documents when executed and delivered by Marlon will be, duly executed and delivered by Marlon and this Letter Agreement is, and the other Marlon Documents when executed and delivered by Marlon as contemplated hereby will be, valid and binding obligations of Marlon enforceable in accordance with their respective terms except:

	(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

	(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

	(iii)	as limited by public policy.

(c)	it is the legal, beneficial and registered owner of the Shares, with good and marketable title thereto, free and clear of any lien, claim, charge, security interest or other encumbrance.

(d)

No party has any agreement, right or option, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, right or option: to require GlucoTel to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of GlucoTel; for the issue or allotment of any of the authorized but unissued shares in the capital of GlucoTel; to require GlucoTel to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of GlucoTel; or to purchase or otherwise acquire any shares in the capital of GlucoTel.

(e)

No person, firm or corporation other than Marlon have any agreement, option, understanding or commitment, or any right or privilege (whether by law, pre- emptive or contractual) capable of becoming an agreement, option or commitment for the purchase or other acquisition of the Shares.

(f)

None of the BodyTel Shares have been or will be registered under the Securities Act of 1933 (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (a “U.S. Person”), as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws.

(g)	BodyTel has not undertaken, and will have no obligation, to register any of the BodyTel Shares under the 1933 Act or any other securities legislation.

(h)

it has made an independent examination and investigation of an investment in the BodyTel Shares and BodyTel and has depended on the advice of its legal and financial advisors and agrees that BodyTel will not be responsible in any way whatsoever for Marlon’s decision to invest in the BodyTel Shares and BodyTel.

(i)

it has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the BodyTel Shares and with respect to applicable resale restrictions, and it is solely responsible (and BodyTel is not in any way responsible) for compliance with any applicable laws of the jurisdiction in which Marlon is incorporated in connection with the transfer of the BodyTel Shares and the applicable resale restrictions thereon.

(j)

BodyTel will not register any BodyTel Shares not transferred in accordance with the provisions of Regulation S without an effective registration statement under the 1933 Act or without an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws.

(k)	neither the Securities and Exchange Commission (the “SEC”) nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the BodyTel Shares.

(l)	it is not a U.S. Person.

(m)	it is not acquiring the BodyTel Shares for the account or benefit of, directly or indirectly, any U.S. Person.

(n)

it is aware that an investment in BodyTel is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in BodyTel’s public filings, including its periodic and current reports on Form 8-K and any other filings filed with the SEC.

(o)

it: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the BodyTel Shares for an indefinite period of time.

(p)

upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the BodyTel Shares will bear a legend in substantially the following form:

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

5.	Representations of BodyTel. BodyTel hereby represents and warrants to Marlon as follows, and acknowledges that Marlon is relying thereon in entering this Letter Agreement:

(a)

It has all requisite corporate power and authority to execute and deliver this Letter Agreement and any other document contemplated by this Letter Agreement (collectively, the “BodyTel Documents”) to be signed by BodyTel and to perform its obligations hereunder and to consummate the Transaction. The execution and delivery of each of the BodyTel Documents by BodyTel and the consummation by BodyTel of the transactions contemplated hereby have been duly authorized by BodyTel’s board of directors or other such governing authority. No other corporate or shareholder proceedings on the part of BodyTel is necessary to authorize such documents or to consummate the transactions contemplated hereby. This Letter Agreement has been, and the other BodyTel Documents when executed and delivered by BodyTel will be, duly executed and delivered by BodyTel and this Letter Agreement is, and the other BodyTel Documents when executed and delivered by BodyTel as contemplated hereby will be, valid and binding obligations of BodyTel enforceable in accordance with their respective terms except:

		(i)	as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

		(ii)	as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

	(iii)	as limited by public policy.

(b)

The transfer of the Shares to BodyTel is intended to be exempt from registration under the1933 Act by virtue of Section 4(2) of the 1933 Act on the basis that, among other things, BodyTel is in a financial position to hold the Shares for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Shares, BodyTel, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the Shares, or has a pre-existing personal or business relationship with GlucoTel or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of GlucoTel.

(c)	The Shares are “restricted securities” under the 1933 Act which have been issued without registration and that all certificates representing the shares will be endorsed with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD ONLY TO ACCREDITED INVESTORS IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION”.

6.

Conditions to Closing by Marlon. The obligation of Marlon to consummate the Transaction is subject to the satisfaction or waiver of the conditions set forth below on March 5, 2008 (the “Closing Date”) or such earlier date as hereinafter specified. The Closing will be deemed to mean the satisfaction or waiver of all conditions to Closing. These conditions of closing are for the benefit of Marlon and may be waived by Marlon in its sole discretion.

(a)

Representations and Warranties. The representations and warranties of BodyTel set forth in this Letter Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date.

(b)

Performance. All of the covenants and obligations that BodyTel are required to perform or to comply with pursuant to this Letter Agreement at or prior to the Closing must have been performed and complied with in all material respects. BodyTel must have delivered each of the documents required to be delivered by them pursuant to this Letter Agreement.

(c)

Transaction Documents. This Letter Agreement, the BodyTel Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Marlon, will have been executed and delivered to Marlon by BodyTel.

7.

Conditions to Closing by BodyTel. The obligation of BodyTel to consummate the Transaction is subject to the satisfaction or waiver of the conditions set forth below on the Closing Date or such earlier date as hereinafter specified. The Closing will be deemed to mean the satisfaction or waiver of all conditions to Closing. These conditions of closing are for the benefit of BodyTel and may be waived by BodyTel in its sole discretion.

(a)

Representations and Warranties. The representations and warranties of Marlon set forth in this Letter Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date.

(b)

Performance. All of the covenants and obligations that Marlon are required to perform or to comply with pursuant to this Letter Agreement at or prior to the Closing must have been performed and complied with in all material respects. Marlon must have delivered each of the documents required to be delivered by them pursuant to this Letter Agreement.

(c)

Transaction Documents. This Letter Agreement, the Marlon Documents, the Shares and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to BodyTel, will have been executed and delivered to BodyTel by Marlon.

8.	Expenses. Each of the parties hereto shall pay its own costs associated with this Letter Agreement and all transactions contemplated by this Letter Agreement.

9.	No Liabilities at Closing. Closing of the Transaction shall be subject to Marlon delivering an executed stock power conveying its stock in GlucoTel to BodyTel free and clear of any liens.

10.

Tax and Legal Advice. Each of the parties hereto acknowledges that they have consulted their own independent legal or tax advisors with respect to the transactions contemplated by this Agreement and acknowledge that BodyTel’s counsel does not represent Marlon and has not provided any legal or tax advice to Marlon in connection with the transactions contemplated in this Letter Agreement.

11.

Counterparts. This Letter Agreement may be executed in one or more counterparts, each of which so signed, whether in original or facsimile form, shall be deemed to be an original and bear the dates as set out above and all of which together will constitute one and the same instrument.

12.	Entire Agreement. This Letter Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

13.	Currency. All dollar amounts referred to in this Letter Agreement are in United States funds.

14.	Applicable Laws. This Letter Agreement shall be governed by the laws of the State of Nevada.

15.

Notices. All notices and other communications required or permitted under to this Letter Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses specified by a party to the others from time to time for notice purposes. All such notices and other communications will be deemed to have been received:

	(a)	in the case of personal delivery, on the date of such delivery;

	(b)	in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery;

	(c)	in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

	(d)	in the case of mailing, on the fifth business day following mailing.

16.

Assignment. This Letter Agreement may not be assigned (except by operation of law) by any party without the express, written approval of the other parties to this Letter Agreement, such approval will not be unreasonably withheld by any of the parties to this Letter Agreement.

Remainder of Page Intentionally Blank – Signature Page Follows

If this Letter Agreement accurately reflects the intentions of Marlon and BodyTel, please so indicate by executing and returning a copy of this Letter Agreement to the undersigned no later than 5:00 pm Pacific Standard Time on March 5, 2008.

Sincerely,

BODYTEL SCIENTIFIC INC., a Nevada corporation

By:	/s/ Stefan Schraps
Stefan Schraps, President and CEO

This Letter Agreement is hereby acknowledged this 5th day of March, 2008

MARLON VERMÖGENSVERWALTUNGSGESELLSCHAFT GMBH

By:	/s/ Tan Siekmann
Tan Siekmann, Authorized Signatory